SC Goldman Sachs Short Duration Fund Account


(the "Fund")


CUSIP: 17313UAE9


Quarterly Report from Adviser for the Quarter Ending
3/31/2009





PROCEDURES PURSUANT TO RULE 10f-3*






			Comparable Securities

							(1)
			(2)				(3)

(1)	Name of Underwriters
	Citigroup, Barclays Capital, Deutsche Bank, GS&
Co., UBS Investment Ban, BNP Paribas, RBS Greenwich
Capital, Siebert Capital Markets, UniCredit, Credit Suisse,
SBK- Brooks Investmetn Corp, Toussaint Capital Partners,
Utendahl Capital Group LLC		BOA Securities,
Credit Suisse, RBC Capital Markets
	Citigroup Global Markets Inc, JPMorgan, PNC
Capital Markets				BOA
Securities LLC, GS&Co., Morgan Stanley, UBS Securities,
Wachovia Securities, Inc, Wells Fargo, Cabrera Capital
Markets, Loop Capital Markets, Siebert Capital Markets



















(2)	Name of Issuer
	Citigroup Inc.		John Deere Capital Corp
			PNC Funding Corp
	Wells Fargo & Company



(3)	Title of Security				C 2 1/8
04/30/12		DE 2 7/8 06/19/12
	PNC1 7/8 06/22/11				WFC 3
12/09/11



(4)	Date of Prospectus or First Offering
	1/23/2009		12/16/2008
	12/17/2008				12/3/2008




(5)	Amount of Total Offering ($)
8,000,000,000 		2,000,000,000
	500,000,000				3,000,000,000




(6)	Unit Price 				99.806
	99.769				99.820
	99.833



(7)	Underwriting Spread or Commission
	0.300%		0.15%
	0.150%				0.15%



(8)	Rating 				Aaa/AAA/AAA
	Aaa/AAA/AAA
	Aaa/AAA/AAA
	Aaa/AAA/AAA



(9)	Maturity Date				4/30/2012
	6/19/2012				6/22/2011
			12/9/2011



(10)	Current Yield				2.129%
	2.882%				1.878%
			3.005%



(11)	Yield to Maturity
	2.188%		2.945%
	1.949%				3.041%




(12)	Subordination Features
	FDIC Guaranteed		FDIC Guaranteed
			FDIC Guaranteed
	FDIC Guaranteed









" *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is
"


  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.











PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(13)	Nature of Political Entity, if any,
		N/A

	including, in the case of revenue bonds,


	underlying entity supplying the revenue





(14)	Total Par Value of BondsPurchased
		2,400,000




(15)	Dollar Amount of Purchases ($)
		2,395,344




(16)	Number of Shares Purchased
	2,400,000




(17)	Years of Continuous Operation
		The company has been in continuous


	(excluding municipal securities; see (25)(d) below)
				operation for greater than
three years.




(18)	% of Offering Purchased by Fund
		0.030%




(19)	% of Offering Purchased by
	3.766%

	all other GSAM-managed Portfolios and Accounts




(20)	Sum of (18) and (19)**
	3.796%



(21)	% of Fund's Total Assets applied
		1.96%

	to Purchase




(22)	Name(s) of Underwriter(s) or
	Smith Barney

	Dealer(s) from whom Purchased




(23)	Is the Adviser, any Subadviser or any


	person of which the Adviser or Subadviser


	is an "affiliated person", a Manager or Co-Manager


	of the Offering?
	Yes_X__	No____



(24)	Were Purchases Designated as Group


	Sales or otherwise allocated to


	the Adviser, any Subadviser or any person


	of which the Adviser or Subadviser is an


	"affiliated person"?
	Yes____	No__X_










PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(25)	Have the following conditions been satisfied:





	(a) The securities were part of an issue registered under

	the Securities Act of 1933, as amended, which is being

	 offered to the public, or were U.S. government securities, as


	defined in Section 2(a)(16) of the Securities
Exchange Act of 1934,


	 or were municipal securities as  defined in Section
3(a)(29)


	 of the Securities Exchange Act of 1934 or were securities sold


	 in an Eligible Foreign Offering or were securities
sold in an Eligible
	Yes_X__	No____
	Rule 144A Offering?


	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of securities (except, in the case of an Eligible Foreign offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
	Yes_X__	No____

	(c) The underwriting was a firm commitment

	underwriting?
	Yes_X__	No____

	(d) With respect to any issue of municipal securities

	to be purchased, did the securities receive an

	investment grade rating from at least one unaffiliated
	nationally recognized statistical rating organization,

	or, if the issuer of the municipal securities to be

	purchased, or the entity supplying the revenues from
	which the issue is to be paid, shall have been in

	continuous operation for less than three years
(including
	the operation of any predecessors), did the securities


	receive one of the three highest ratings from one such

	rating organization?
	Yes_NA__	No____





					Portfolio Manager






SC Goldman Sachs Short Duration Fund Account


(the "Fund")


CUSIP: 31398AVQ2


Quarterly Report from Adviser for the Quarter Ending
3/31/2009





PROCEDURES PURSUANT TO RULE 10f-3*






			Comparable Securities

							(1)
			(2)				(3)

(1)	Name of Underwriters
	Barclays Capital, JPMorgan Securities, UBS
Securities, Banc of America Securities, Deutsche Bank
Securities, GS&Co., Williams Capital Group, LP
	Barclays Capital, Deutsche Bank, JPMorgan
Securities, Cabrera Capital Markets, Credit Suisse
Securities, FTN Financial, Morgan Stanley
	Barclays Capital, Credit Suisse, GS& Co., FTN
Financial, HSBC Securities, Jefferies & Co., Morgan
Stanley				Barclays Capital, Deutsche
Bank Securities, JPMorgan, Banc of America Securities,
Citigroup Global Markets, GS&Co., UBS Securities


















(2)	Name of Issuer				Fannie
Mae		Fannie Mae				Fannie
Mae				Fannie Mae



(3)	Title of Security				FNMA
1 3/4 03/11		FNMA 1 7/8 04/12
	FNMA 1 3/8 04/11				FNMA
2 01/09/12



(4)	Date of Prospectus or First Offering
	2/26/2009		4/2/2009
	4/7/2009				1/7/2009




(5)	Amount of Total Offering ($)
15,000,000,000 		 4,000,000,000
		6,000,000,000
	6,000,000,000



(6)	Unit Price 				99.897
	99.874				99.759
	99.983



(7)	Underwriting Spread or Commission
	0.0625%		0.075%
	0.0625%				0.075%




(8)	Rating 				Aaa/AAA/AAA
	Aaa/AAAe				Aaa/AAAe
			Aaa/AAA/AAA



(9)	Maturity Date				3/23/2011
	4/20/2012				4/28/2011
			1/9/2012



(10)	Current Yield				1.752%
	1.877%				1.378%
			2.000%



(11)	Yield to Maturity
	1.801%		1.918%
	1.495%				2.006%




(12)	Subordination Features
	Notes		Notes				Notes
			Notes









" *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is
"


  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.











PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(13)	Nature of Political Entity, if any,
		N/A

	including, in the case of revenue bonds,


	underlying entity supplying the revenue





(14)	Total Par Value of BondsPurchased
		45,100,000




(15)	Dollar Amount of Purchases ($)
		45,053,547




(16)	Number of Shares Purchased
	45,100,000




(17)	Years of Continuous Operation
		The company has been in continuous


	(excluding municipal securities; see (25)(d) below)
				operation for greater than
three years.




(18)	% of Offering Purchased by Fund
		0.301%




(19)	% of Offering Purchased by
	3.964%

	all other GSAM-managed Portfolios and Accounts




(20)	Sum of (18) and (19)**
	4.265%



(21)	% of Fund's Total Assets applied
		5.98%

	to Purchase




(22)	Name(s) of Underwriter(s) or
	JPMorgan

	Dealer(s) from whom Purchased




(23)	Is the Adviser, any Subadviser or any


	person of which the Adviser or Subadviser


	is an "affiliated person", a Manager or Co-Manager


	of the Offering?
	Yes_X__	No____



(24)	Were Purchases Designated as Group


	Sales or otherwise allocated to


	the Adviser, any Subadviser or any person


	of which the Adviser or Subadviser is an


	"affiliated person"?
	Yes____	No__X_










PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(25)	Have the following conditions been satisfied:





	(a) The securities were part of an issue registered under

	the Securities Act of 1933, as amended, which is being

	 offered to the public, or were U.S. government securities, as


	defined in Section 2(a)(16) of the Securities
Exchange Act of 1934,


	 or were municipal securities as  defined in Section
3(a)(29)


	 of the Securities Exchange Act of 1934 or were securities sold


	 in an Eligible Foreign Offering or were securities
sold in an Eligible
	Yes_X__	No____
	Rule 144A Offering?


	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of securities (except, in the case of an Eligible Foreign offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
	Yes_X__	No____

	(c) The underwriting was a firm commitment

	underwriting?
	Yes_X__	No____

	(d) With respect to any issue of municipal securities

	to be purchased, did the securities receive an

	investment grade rating from at least one unaffiliated
	nationally recognized statistical rating organization,

	or, if the issuer of the municipal securities to be

	purchased, or the entity supplying the revenues from
	which the issue is to be paid, shall have been in

	continuous operation for less than three years
(including
	the operation of any predecessors), did the securities


	receive one of the three highest ratings from one such

	rating organization?
	Yes_NA__	No____





					Portfolio Manager








SUN CAPITAL


SC Goldman Sachs Short Duration Fund Account (the
"Fund")


CUSIP:35177PAS6


Quarterly Report from Adviser for the Quarter
Ending6/30/2009





PROCEDURES PURSUANT TO RULE 10f-3*






			Comparable Securities

							(1)
			(2)				(3)

(1)	Name of Underwriters				BOA
Securities, BNP Paribas, GS&Co., JPMorgan, Morgan
Stanley		BOA Securities, Citigroup Global Markets,
JPMorgan Securities				BOA
Securities, Morgan Stanley, Wachovia Capital Markets
			BOA Securities, Credit Suisse, DB
Securities, Morgan Stanley, RBS Greenwich Capital,
Barclays Capital, BNP Paribas, HSBC Securities,
Mitsubishi UFJ Securities, Wachovia Corp


















(2)	Name of Issuer				France
Telecom		Statoilhydro ASA
	Oracle Corp				Hewlett
Packard Co



(3)	Title of Security
	FRTEL 4 3/8 07/14		STOIL 3 7/8 04/14
			ORCL 3 3/4 07/14
	HPQ Float 05/11



(4)	Date of Prospectus or First Offering
	6/29/2009		4/16/2009
	6/30/2009				5/21/2009




(5)	Amount of Total Offering ($)
1,250,000,000 		500,000,000
	1,500,000,000				750,000,000




(6)	Unit Price 				99.543
	99.907				100.000
		100.000



(7)	Underwriting Spread or Commission
	0.35%		0.35%
	0.350%				0.15%



(8)	Rating 				A3e/A-A-
	Aa2/AA-				A2/A/A
			A2/A/A+



(9)	Maturity Date				7/8/2014
	4/15/2014				7/8/2014
			5/27/2011



(10)	Current Yield				4.395%
	3.879%				3.750%
			1.710%



(11)	Yield to Maturity
	4.388%		3.896%
	3.750%				1.710%




(12)	Subordination Features
	Sr. Unsecured		Unsecured
	Sr. Unsecured				Senior Notes










" *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is
"


  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.











PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(13)	Nature of Political Entity, if any,
		N/A

	including, in the case of revenue bonds,


	underlying entity supplying the revenue





(14)	Total Par Value of BondsPurchased
		6,000,000




(15)	Dollar Amount of Purchases ($)
		5,972,580




(16)	Number of Shares Purchased
	6,000,000




(17)	Years of Continuous Operation
		The company has been in continuous


	(excluding municipal securities; see (25)(d) below)
				operation for greater than
three years.




(18)	% of Offering Purchased by Fund
		0.480%




(19)	% of Offering Purchased by
	0.800%

	all other GSAM-managed Portfolios and Accounts




(20)	Sum of (18) and (19)**
	1.28%



(21)	% of Fund's Total Assets applied
		0.71%

	to Purchase




(22)	Name(s) of Underwriter(s) or
	BOA

	Dealer(s) from whom Purchased




(23)	Is the Adviser, any Subadviser or any


	person of which the Adviser or Subadviser


	is an "affiliated person", a Manager or Co-Manager


	of the Offering?
	Yes_X__	No____



(24)	Were Purchases Designated as Group


	Sales or otherwise allocated to


	the Adviser, any Subadviser or any person


	of which the Adviser or Subadviser is an


	"affiliated person"?
	Yes____	No__X_










PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(25)	Have the following conditions been satisfied:





	(a) The securities were part of an issue registered under

	the Securities Act of 1933, as amended, which is being

	 offered to the public, or were U.S. government securities, as


	defined in Section 2(a)(16) of the Securities
Exchange Act of 1934,


	 or were municipal securities as  defined in Section
3(a)(29)


	 of the Securities Exchange Act of 1934 or were securities sold


	 in an Eligible Foreign Offering or were securities
sold in an Eligible
	Yes_X__	No____
	Rule 144A Offering?


	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of securities (except, in the case of an Eligible Foreign offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
	Yes_X__	No____

	(c) The underwriting was a firm commitment

	underwriting?
	Yes_X__	No____

	(d) With respect to any issue of municipal securities

	to be purchased, did the securities receive an

	investment grade rating from at least one unaffiliated
	nationally recognized statistical rating organization,

	or, if the issuer of the municipal securities to be

	purchased, or the entity supplying the revenues from
	which the issue is to be paid, shall have been in

	continuous operation for less than three years
(including
	the operation of any predecessors), did the securities


	receive one of the three highest ratings from one such

	rating organization?
	Yes_NA__	No____





					Portfolio Manager







SUN CAPITAL


SC Goldman Sachs Short Duration Fund Account (the
"Fund")


CUSIP:92344SAR1


Quarterly Report from Adviser for the Quarter
Ending6/30/2009





PROCEDURES PURSUANT TO RULE 10f-3*






			Comparable Securities

							(1)
			(2)				(3)

(1)	Name of Underwriters				BOA
Securities, Barclays Capital, CGMI, Credit Suisse,
GS&Co., Morgan Stanley, RBS Securities, UBS Securities,
Mitsubishi UFJ Securities, RBC Capital Markets, Scotia
Capital		BOA Securities, Credit Suisse, DB
Securities, Morgan Stanley, RBS Greenwich Capital,
Barclays Capital, BNP Paribas, HSBC Securities,
Mitsubishi UFJ Securities, Wachovia Corp
	BOA Securities, Citigroup Global Markets, Morgan
Securities				BOA Securities,
Morgan Stanley, Wachovia Capital Markets


















(2)	Name of Issuer
	Verizon Wireless Capital		Hewlett
Packard Co				StateoilHydro ASA
			Oracle Corp



(3)	Title of Security				VZW3
3/4 05/20/11		HPQ Float 05/11
	STOIL 3 7/8 04/14				ORCL
3 3/4 07/14



(4)	Date of Prospectus or First Offering
	5/19/2009		5/21/2009
	4/16/2009				6/30/2009




(5)	Amount of Total Offering ($)
2,750,000,000 		750,000,000
	500,000,000 				1,500,000,000




(6)	Unit Price 				99.922
	100.000				99.607
		100.000



(7)	Underwriting Spread or Commission
	0.22%		0.15%				0.35%
			0.350%



(8)	Rating 				A2/A/A
	A2/A/A+				Aa2/AA-
			A2/A/A



(9)	Maturity Date				5/20/2011
	5/27/2011				4/15/2014
			7/8/2014



(10)	Current Yield				3.753%
	1.710%				3.890%
			3.750%



(11)	Yield to Maturity
	3.791%		1.710%
	3.936%				3.750%




(12)	Subordination Features
	Notes		Senior Notes
	Unsecured				Sr. Unsecured










" *Rule 10f-3 procedures allow the Fund under certain conditions to purchase securities during the existence of an underwriting or selling syndicate, a principal underwriter of which is
"


  Goldman, Sachs & Co. or any of its affiliates or a principal underwriter of which is an officer, director, member of an advisory board, investment adviser or employee of Goldman Sachs Trust.











PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(13)	Nature of Political Entity, if any,
		N/A

	including, in the case of revenue bonds,


	underlying entity supplying the revenue





(14)	Total Par Value of BondsPurchased
		5,475,000




(15)	Dollar Amount of Purchases ($)
		5,470,730




(16)	Number of Shares Purchased
	5,475,000




(17)	Years of Continuous Operation
		The company has been in continuous


	(excluding municipal securities; see (25)(d) below)
				operation for greater than
three years.




(18)	% of Offering Purchased by Fund
		0.199%




(19)	% of Offering Purchased by
	4.565%

	all other GSAM-managed Portfolios and Accounts




(20)	Sum of (18) and (19)**
	4.76%



(21)	% of Fund's Total Assets applied
		0.81%

	to Purchase




(22)	Name(s) of Underwriter(s) or
	Smith Barney

	Dealer(s) from whom Purchased




(23)	Is the Adviser, any Subadviser or any


	person of which the Adviser or Subadviser


	is an "affiliated person", a Manager or Co-Manager


	of the Offering?
	Yes_X__	No____



(24)	Were Purchases Designated as Group


	Sales or otherwise allocated to


	the Adviser, any Subadviser or any person


	of which the Adviser or Subadviser is an


	"affiliated person"?
	Yes____	No__X_










PROCEDURES PURSUANT TO RULE 10f-3 - Continued





(25)	Have the following conditions been satisfied:





	(a) The securities were part of an issue registered under

	the Securities Act of 1933, as amended, which is being

	 offered to the public, or were U.S. government securities, as


	defined in Section 2(a)(16) of the Securities
Exchange Act of 1934,


	 or were municipal securities as  defined in Section
3(a)(29)


	 of the Securities Exchange Act of 1934 or were securities sold


	 in an Eligible Foreign Offering or were securities
sold in an Eligible
	Yes_X__	No____
	Rule 144A Offering?


	(b) The securities were purchased prior to the end of the first day on which any sales to the public were made, at a price that was not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of securities (except, in the case of an Eligible Foreign offering, for any rights to purchase required by law to be granted to existing security holders of the issue) or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the rights offering terminated.
	Yes_X__	No____

	(c) The underwriting was a firm commitment

	underwriting?
	Yes_X__	No____

	(d) With respect to any issue of municipal securities

	to be purchased, did the securities receive an

	investment grade rating from at least one unaffiliated
	nationally recognized statistical rating organization,

	or, if the issuer of the municipal securities to be

	purchased, or the entity supplying the revenues from
	which the issue is to be paid, shall have been in

	continuous operation for less than three years
(including
	the operation of any predecessors), did the securities


	receive one of the three highest ratings from one such

	rating organization?
	Yes_NA__	No____





					Portfolio Manager